Oppenheimer Transition 2010 Fund
Oppenheimer Transition 2015 Fund
Oppenheimer Transition 2020 Fund
Oppenheimer Transition 2025 Fund
Oppenheimer Transition 2030 Fund
Oppenheimer Transition 2040 Fund
Oppenheimer Transition 2050 Fund

Supplement dated May 12, 2009 to the
Prospectus dated June 27, 2008

This supplement amends the Prospectus dated June 27, 2008 of the above-referenced funds (the "Funds"). It is in addition to the supplement dated July 1, 2008 and replaces the supplement dated February 10, 2009. The section "How the Funds are Managed – The Manager – Portfolio Managers," beginning on page 42, is deleted in its entirety and replaced by the following:

Portfolio Managers. The Funds are managed by a team of investment professionals including Alan C. Gilston, Jerry A. Webman, and Alex Kurinets who are primarily responsible for the day-to-day management of the Funds’ investments.

Mr. Gilston has been a member of the Funds’ portfolio management team and a member of the Manager's Asset Allocation Committee since February 2009. He has been a Vice President and portfolio manager of the Manager since September 1997 and has been a member of the Manager's Risk Management Team during various periods. Mr. Gilston is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Dr. Webman has been a Vice President of the Funds and a member of the Funds’ portfolio management team since their inception. He has been Chief Economist of the Manager since May 2006; Senior Investment Officer and Director of the Manager's Fixed Income Investments since 1999, a Senior Vice President of the Manager since February 1996 and a Senior Investment Officer since 1997 and Director of the Manager’s Fixed Income Investments from 1997 to 2008 and Senior Vice President of HarbourView Asset Management Corporation since May 1999. Dr. Webman is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Kurinets has been a member of the Funds’ portfolio management team since November 2007. Mr. Kurinets has been an Internal Research Analyst for the Manager’s Equity Risk Management Team since 2002. Prior to joining the Manager Mr. Kurinets was an Equity Trading Analyst at Schonfeld Securities from 2000 to 2002.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of each Fund's shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

May 12, 2009                                                                               PS0465.003